Exhibit 10.2

PROMISSORY NOTE

LOAN TERMS TABLE

Lender:  KeyBank National Association, a national banking association, its successors and assigns

Loan No.:  10207909

Lender’s Address:  11501 Outlook, Suite 300, Overland Park, Kansas 66211

Borrower: individually, collectively, jointly and severally, as the context may require, the following Delaware limited liability companies:

SST IV 1610 Jim Johnson Rd, LLC

SST IV 1401 N Meridian Ave, LLC

SST IV 2555 W Centennial Pkwy, LLC

SST IV 8020 Las Vegas Blvd S, LLC

SST IV 3167 Van Buren Blvd, LLC

SST IV 3730 Emmett F Lowry Expy, LLC

SST IV 1105 NE Industrial Blvd, LLC

Borrower’s Address: c/o Strategic Storage Trust IV, Inc., 10 Terrace Road, Ladera Ranch, CA 92694, Attention: H. Michael Schwartz

Property:as defined in the Loan Agreement

Closing Date:  January 31, 2020

Original Principal Amount:  $40,500,000.00

Maturity Date:  February 1, 2030

Interest Rate: Three and five hundred fifty eight thousandths percent (3.558%)

Initial Interest Payment Per Diem:  $4,002.75

Monthly Debt Service Payment Amount: as defined in Section 2(b) hereof

Payment Date:March 1, 2020 and on the first day of each successive month thereafter

Permitted Par Prepayment Date:  November 1, 2029

Permitted Release Date:  the 4th anniversary of the first Payment Date

1.

Loan Amount and Rate.  FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender, the Original Principal Amount (or so much thereof as is outstanding from time to time, which is referred to herein as the “Outstanding Principal Balance” or “OPB”), with interest on the unpaid OPB from the date of disbursement of the Loan (as hereinafter defined) evidenced by this Promissory Note (“Note”) at the Interest Rate.  Interest on the outstanding principal balance of the Loan shall be calculated by multiplying (a) the actual number of days elapsed in the relevant Accrual Period (as defined in the Loan Agreement) by (b) a daily rate based on the Interest Rate and a three hundred sixty (360) day year by (c) the outstanding principal balance of the Loan.  Borrower acknowledges that the calculation method for interest described herein results in a higher effective interest rate than the numeric Interest Rate and Borrower hereby agrees to this calculation method.  The loan evidenced by this Note will sometimes hereinafter be called the “Loan.”  The above Loan Terms Table (hereinafter referred to as the “Table”) is a part of the Note and all terms used in this Note that are defined in the Table shall have the meanings set forth therein.  Any capitalized term defined in the Loan Agreement and not otherwise defined herein shall have the same meaning when used in this Note.

2.	Principal and Interest Payments. Payments of principal and interest shall be made as follows:
(a)

On the date of disbursement of the Loan proceeds, an interest payment calculated by multiplying (i) the Initial Interest Payment Per Diem by (ii) the number of days from (and including) the date of the disbursement of the Loan proceeds through the last day of the calendar month in which the disbursement was made;

(b)

On each Payment Date until the Maturity Date, an interest only payment (each, a “Monthly Debt Service Payment Amount”) at the Interest Rate on the Outstanding Principal Balance shall be payable in arrears, each of such payments to be applied to the payment of interest computed at the Interest Rate; and

(c)

If not sooner paid, the Outstanding Principal Balance, all unpaid interest thereon, and all other amounts owed to Lender pursuant to this Note or any other Loan Document or otherwise in connection with the Loan or the security for the Loan shall be due and payable on the Maturity Date.

3.

Security for Note.  This Note is secured by one or more deeds of trust, mortgages, or deeds to secure debt (which are herein individually and collectively called the “Security Instrument”) encumbering the Property.  This Loan is entered into pursuant to that certain Loan Agreement between Borrower and Lender of even date herewith (the “Loan Agreement”).  All amounts that are now or in the future become due and payable under this Note, the Security Instrument, or any other Loan Document, including any Yield Maintenance Premium (hereinafter defined) and all applicable expenses, costs, charges, and fees, will be referred to herein as the “Debt.”  The remedies of Lender as provided in this Note, any other Loan Document, or under applicable law shall be cumulative and concurrent, may be pursued singularly, successively, or together at the discretion of Lender, and may be exercised as often as the occurrence of an occasion for which Lender is entitled to a remedy under the Loan Documents or applicable law.  The failure to exercise any right or remedy shall not be construed as a waiver or release of the right or remedy respecting the same or any subsequent default.

4.Intentionally Omitted.

5.

Payments.  All amounts payable hereunder shall be payable in lawful money of the United States of America to Lender at Lender’s Address or such other place as the holder hereof may designate in writing, which may include at Lender’s option a requirement that payment be made by (a) wire transfer of immediately available funds in accordance with wire transfer instructions provided by Lender or (b) by pre-authorized debit from Borrower’s operating account on each Payment Date through an automated clearing house electronic funds transfer.  Each payment made hereunder shall be made in immediately available funds and must state the Borrower’s Loan Number.  If any payment of principal or interest on this Note is due on a day other than a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day.  Any payment on this Note received after 2:00 o’clock p.m. local time at the place then designated as the place for receipt of payments hereunder shall be deemed to have been made on the next succeeding Business Day.  All amounts due under this Note shall be payable without set off, counterclaim, or any other deduction whatsoever.  All payments from Borrower to Lender following the occurrence of an Event of Default shall be applied in such order and manner as Lender elects in reduction of costs, expenses, charges, disbursements and fees payable by Borrower hereunder or under any other Loan Document, in reduction of interest due on the Outstanding Principal Balance, or in reduction of the Outstanding Principal Balance.  Lender may, without notice to Borrower or any other person, accept one or more partial payments of any sums due or past due hereunder from time to time while an Event of Default exists hereunder, after Lender accelerates the indebtedness evidenced hereby, and/or after Lender commences enforcement of its remedies under any Loan Document or applicable law, without thereby waiving any Event of Default, rescinding any acceleration, or waiving, delaying, or forbearing in the pursuit of any remedies under the Loan Documents.  Lender may endorse and deposit any check or other instrument tendered in connection with such a partial payment without thereby giving effect to or being bound by any language purporting to make acceptance of such instrument an accord and satisfaction of the indebtedness evidenced hereby.  As used herein, the term “Business Day” shall mean a day upon which commercial banks are not authorized or required by law to close in the city designated from time to time as the place for receipt of payments hereunder.

6.

Late Charge.  If any sum payable under this Note or any other Loan Document is not received by Lender by close of business on the date on which it was due (excluding the principal amount of the Loan due on the Maturity Date or on any accelerated principal amount of the Loan in the event of acceleration of the Loan; provided that the foregoing shall not limit Lender’s right to any applicable Yield Maintenance Premium), Borrower shall pay to Lender an amount (the “Late Charge”) equal to the lesser of (a) five percent (5%) of the full amount of such sum or (b) the maximum amount permitted by applicable law in order to help defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment.  Any such Late Charge shall be secured by the Security Instrument and other Loan Documents.  The collection of any Late Charge shall be in addition to, and shall not constitute a waiver of or limitation of, a default or Event of Default hereunder or a waiver of or limitation of any other rights or remedies that Lender may be entitled to under any Loan Document or applicable law.

7.

Default Rate.  Upon the occurrence of an Event of Default (including the failure of Borrower to make full payment on the Maturity Date), Lender shall be entitled to receive and Borrower shall pay interest on the Outstanding Principal Balance at the rate of five percent (5%) per annum above the Interest Rate (“Default Rate”) but in no event greater than the maximum rate permitted by applicable law.  Interest shall accrue and be payable at the Default Rate from the occurrence of an Event of Default until all Events of Default have been cured, as determined by Lender in its reasonable discretion, or  waived in writing by Lender in its discretion.  Such accrued interest shall be added to the Outstanding Principal Balance, and interest shall accrue thereon at the Default Rate until fully paid.  Such accrued interest shall be secured by the Security Instrument and other Loan Documents.  Borrower agrees that Lender’s right to collect interest at the Default Rate is given for the purpose of compensating Lender at reasonable amounts for Lender’s added costs and expenses that occur as a result of Borrower’s default and that are difficult to predict in amount, such as increased general overhead, concentration of management resources on problem loans, and increased cost of funds.  Lender and Borrower agree that Lender’s collection of interest at the Default Rate is not a fine or penalty, but is intended to be and shall be deemed to be reasonable compensation to Lender for increased costs and expenses that Lender will incur if there occurs an Event of Default hereunder.  Collection of interest at the Default Rate shall not be construed as an agreement or privilege to extend the Maturity Date or to limit or impair any rights and remedies of Lender under any Loan Documents.  If judgment is entered on this Note, interest shall continue to accrue post-judgment at the greater of (a) the Default Rate or (b) the applicable statutory judgment rate.

8.

Origination, Administration, Enforcement, and Defense Expenses.  Borrower shall pay Lender, on demand, all Administration and Enforcement Expenses (as hereinafter defined) now or hereafter incurred by Lender, together with interest thereon at the Default Rate, from the date paid or incurred by Lender until such fees and expenses are paid by Borrower, whether or not an Event of Default or Default then exists.  Provided no Event of Default has occurred, fees and expenses related solely to origination and administration of the Loan shall be limited as follows:  (i) if Lender is acting upon a request of Borrower or in response to a notice relating to the Property, Borrower, any guarantor or indemnitor or as a result of failure of any party to perform its obligations under the Loan Documents, such fees and expenses shall be limited to reasonable and customary fees and expenses; (ii) otherwise, such fees and expenses shall be limited to reasonable, out of pocket fees and expenses.   Notwithstanding the foregoing, charges of rating agencies, governmental entities or other third parties that are outside of the control of Lender shall not be subject to the reasonableness standard.  For the purpose of this Note, “Administration and Enforcement Expenses” shall mean all fees and expenses incurred at any time or from time to time by Lender, including legal (whether for the purpose of advice, negotiation, documentation, defense, enforcement or otherwise), accounting, financial advisory, auditing, rating agency, appraisal, valuation, title or title insurance, engineering, environmental, collection agency, or other expert or consulting or similar services, in connection with:  (a) the origination of the Loan, including the negotiation and preparation of the Loan Documents and any amendments or modifications of the Loan or the Loan Documents, whether or not consummated; (b) the administration, servicing or enforcement of the Loan or the Loan Documents, including any request for interpretation or modification of the Loan Documents or any matter related to the Loan or the servicing thereof (which shall include the consideration of any requests for consents, waivers, modifications, approvals, lease reviews or similar matters and any proposed transfer of the Property or any interest therein), (c) any litigation, contest, dispute, suit, arbitration, mediation, proceeding or action (whether instituted by or against Lender, including actions brought by or on behalf of Borrower or Borrower’s bankruptcy estate or any indemnitor or guarantor of the Loan or any other person) in any way relating to the Loan or the Loan Documents including in connection with any bankruptcy, reorganization, insolvency, or receivership proceeding; (d) any attempt to enforce any rights of Lender against Borrower or any other person that may be obligated to Lender by virtue of any Loan Document or otherwise whether or not litigation is commenced in pursuance of such rights; and (e) protection, enforcement against, or liquidation of the Property or any other collateral for the Loan, including any attempt to inspect, verify, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Loan, the Property or any other collateral for the Loan.  All Administration and Enforcement Expenses shall be additional Debt hereunder secured by the Property, and may be funded, if Lender so elects, by Lender paying the same to the appropriate persons and thus making an advance on Borrower’s behalf.

9.Prepayment.

(a)Voluntary Prepayments.

(i)Except as otherwise expressly provided in this Section 9, Borrower shall not have the right to prepay the Loan in whole or in part prior to the Maturity Date.

(ii)Provided no Event of Default has occurred and is continuing, on the Permitted Par Prepayment Date, and on any Business Day thereafter through the Maturity Date, Borrower may, at its option, prepay the Debt in full (but not in part) without payment of any yield maintenance or other premium; provided, however, if for any reason such prepayment is not paid on a regularly scheduled Payment Date, the Debt shall include interest for the full Accrual Period during which the prepayment occurs.  Borrower’s right to prepay the principal balance of the Loan in full pursuant to this subsection shall be subject to (I) Borrower’s submission of a notice to Lender setting forth the projected date of prepayment, which date shall be no less than thirty (30) days from the date of such notice, and (II) Borrower’s actual payment to Lender of the full amount of the Debt, including interest for the full Accrual Period during which the prepayment occurs.

(b)Mandatory Prepayments.  On the next occurring Payment Date following the date on which Lender actually receives any Net Proceeds (as defined in the Loan Agreement), if Lender is not obligated to make such Net Proceeds available to Borrower for the Restoration (as defined in the Loan Agreement) of the Property or any part thereof or otherwise remit such Net Proceeds to Borrower pursuant to Section 6.4 of the Loan Agreement, Borrower authorizes Lender, at Lender’s option, to apply Net Proceeds as a prepayment of all or a portion of the outstanding principal balance of the Loan together with accrued interest on the portion of the principal balance of the Loan prepaid and any other sums due hereunder in an amount equal to one hundred percent (100%) of such Net Proceeds; provided, however, if an Event of Default has occurred and is continuing, Lender may apply such Net Proceeds to the Debt (until paid in full) in any order or priority in its discretion.  Other than following an Event of Default, no Yield Maintenance Premium or other premium shall be due in connection with any prepayment made pursuant to this Section 9(b).

(c)Prepayments After Default.  If payment of all or any part of the Debt is tendered by Borrower or otherwise recovered by Lender following an Event of Default under any circumstances including a prepayment in connection with (A) reinstatement of the Security Instrument provided by statute under foreclosure proceedings or exercise of power of sale, (B) any statutory right of redemption exercised by Borrower or any other party having a statutory right to redeem or prevent foreclosure or power of sale, (C) any sale in foreclosure or under exercise of a power of sale or otherwise (including pursuant to a credit bid made by Lender in connection with such sale), (D) any other collection action by Lender, or (E) exercise by any governmental authority of any civil or criminal forfeiture action with respect to any of the collateral for the Loan, such tender or recovery shall be (I) made on the next occurring Payment Date together with the Monthly Debt Service Payment Amount and (II) deemed a voluntary prepayment by Borrower in violation of the prohibition against prepayment set forth in Section 9(a)(i) hereof, and Borrower shall pay, in addition to the Debt, an amount equal to the Yield Maintenance Premium which can be applied by Lender in such order and priority as Lender shall determine in its discretion.  The Yield Maintenance Premium shall also become immediately due and owing in the event of any acceleration of the Loan. The Yield Maintenance Premium shall be secured by all security and collateral for the Loan and shall, after it becomes due and payable, be treated as if it were added to the Debt for all purposes including accrual of interest, judgment on the Note, foreclosure (whether through power of sale, judicial proceeding, or otherwise) (“Foreclosure Sale”), redemption, and bankruptcy (including pursuant to Section 506 of the United States Bankruptcy Code or any successor provision); without limiting the generality of the foregoing, it is understood and agreed that the Yield Maintenance Premium may be added to Lender’s bid at any Foreclosure Sale.  If a Yield Maintenance Premium is due hereunder, Lender shall deliver to Borrower a statement setting forth the amount and determination of the Yield Maintenance Premium, and, provided that Lender shall have in good faith applied the formula described in the definition of “Yield Maintenance Premium,” Borrower shall not have the right to challenge the calculation or the method of calculation set forth in any such statement in the absence of error, which calculation may be made by Lender on any day during the thirty (30) day period preceding the date of such prepayment.  Exchange of the Note for a different instrument or modification of the terms of the Note, including classification and treatment of Lender’s claim (other than non-impairment under Section 1124 of the United States Bankruptcy Code or any successor provision) pursuant to a plan of reorganization in bankruptcy shall also be deemed to be a prepayment following an Event of Default hereunder.

(d)Prepayment Prior to Permitted Defeasance Date.  Borrower shall have the right at any time during the period, if any, following the occurrence of the Permitted Release Date until the Permitted Defeasance Date (hereinafter defined), to prepay the Debt in whole (but not in part) upon not less than thirty (30) days and not more than ninety (90) days prior written notice to Lender specifying the projected date of prepayment and upon payment of an amount equal to the Yield Maintenance Premium. Upon the occurrence of the Permitted Defeasance Date, Borrower’s right to prepay under this Section 9(d) shall terminate. The “Yield Maintenance Premium” shall be an amount equal to the greater of (A) one percent (1%) of the Outstanding Principal Balance to be prepaid or satisfied, or accelerated and then due and owing, and (B) the excess, if any, of (I) the sum of the present values of all then-scheduled payments of principal and interest under the Note assuming that all scheduled payments are made timely and that the remaining outstanding principal and interest on the Loan is paid on the Permitted Par Prepayment Date (with each such payment and assumed payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the date which is five (5) Business Days prior to the date that such prepayment shall be applied in accordance with the terms and provisions of Section 9(a) hereof or, in the case of an acceleration of the Loan, the date of such acceleration (the “Prepayment Rate Determination Date”) has a remaining term to maturity closest to, but not exceeding, the remaining term to the Permitted Par Prepayment Date as most recently published in “Statistical Release H.15 (519), Selected Interest Rates,” or any successor publication, published by the Board of Governors of the Federal Reserve System, or on the basis of such other publication or statistical guide as Lender may reasonably select (the “Prepayment Rate”) when compounded semi-annually and deducting from the sum of such present values any short-term interest paid from the date of prepayment to the next succeeding Payment Date in the event such payment is not made on a Payment Date), over (II) the principal amount being prepaid or the entire Outstanding Principal Balance in the case of an acceleration of the Loan.  Lender shall notify Borrower of the amount and the basis of determination of the required Yield Maintenance Premium.  If any notice of prepayment is given, the Debt shall be due and payable on the projected date of prepayment.  Lender shall not be obligated to accept any prepayment of the Debt unless it is accompanied by the Yield Maintenance Premium due in connection therewith.  If for any reason Borrower prepays the Loan on a date other than a Payment Date, Borrower shall pay Lender, in addition to the Debt, interest for the full Accrual Period during which the prepayment occurs.  “Permitted Defeasance Date” means the date that is two (2) years from the “startup day” within the meaning of Section 860G(a)(9) of the Code for the REMIC Trust which holds the portion of the Note last to be securitized.

(e)General.

(i)

Borrower acknowledges that: (A) Lender has made the Loan to Borrower in reliance on, and the Loan has been originated for the purpose of selling the Loan in the secondary market to investors who will purchase the Loan or direct or indirect interests therein in reliance on, the actual receipt over time of the stream of payments of principal and interest agreed to by Borrower herein; and (B) Lender or any subsequent investor in the Loan will incur substantial additional costs and expenses in the event of a prepayment of the Loan; and (C) the Yield Maintenance Premium is reasonable and is a bargained for consideration and not a penalty and the terms of the Loan are in various respects more favorable to Borrower than they would have been absent Borrower’s agreement to pay the Yield Maintenance Premium as provided herein.  Borrower agrees that Lender shall not, as a condition to receiving the Yield Maintenance Premium, be obligated to actually reinvest the amount prepaid in any treasury obligation or in any other manner whatsoever.  Nothing contained herein shall be deemed to be a waiver by Lender of any right it may have to require specific performance of any obligation of Borrower hereunder.

(ii)	Intentionally omitted.
10.

Maximum Rate Permitted by Law.  All agreements in this Note and all other Loan Documents are expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount agreed to be paid hereunder for the use, forbearance, or detention of money exceed the highest lawful rate permitted under applicable usury laws. If, from any circumstance whatsoever, fulfillment of any provision of this Note or any other Loan Document at the time performance of such provision shall be due shall involve exceeding any usury limit prescribed by law that a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligations to be fulfilled shall be reduced to allow compliance with such limit, and if, from any circumstance whatsoever, Lender shall ever receive as interest an amount that would exceed the highest lawful rate, the receipt of such excess shall be deemed a mistake and shall be canceled automatically or, if theretofore paid, such excess shall be credited against the principal amount of the indebtedness evidenced hereby to which the same may lawfully be credited, and any portion of such excess not capable of being so credited shall be refunded immediately to Borrower.

11.

Events of Default; Acceleration of Amount Due.  Lender may in its discretion, without notice to Borrower, declare the entire Debt, including the Outstanding Principal Balance, all accrued interest, all costs, expenses, charges and fees payable under any Loan Document, and Yield Maintenance Premium immediately due and payable, and Lender shall have all remedies available to it at law or equity for collection of the amounts due, if any Event of Default occurs.

12.	Time of Essence. Time is of the essence with regard to each provision contained in this Note.
13.

Transfer and Assignment.  This Note may be freely transferred and assigned by Lender.  Borrower’s right to transfer its rights and obligations with respect to the Debt, and to be released from liability under this Note, shall be governed by the Loan Agreement.

14.

Authority of Persons Executing Note.  Borrower warrants and represents that the persons or officers who are executing this Note and the other Loan Documents on behalf of Borrower have full right, power and authority to do so, and that this Note and the other Loan Documents constitute valid and binding documents, enforceable against Borrower in accordance with their terms, and that no other person, entity, or party is required to sign, approve, or consent to, this Note.

15.

Severability.  The terms of this Note are severable, and should any provision be declared by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall, at the option of Lender, remain in full force and effect and shall in no way be impaired.

16.

Borrower’s Waivers.  Borrower and all others liable hereon hereby waive presentation for payment, demand, notice of dishonor, protest, and notice of protest, notice of intent to accelerate, and notice of acceleration, stay of execution and all other suretyship defenses to payment generally.  No release of any security held for the payment of this Note, or extension of any time periods for any payments due hereunder, or release of collateral that may be granted by Lender from time to time, and no alteration, amendment or waiver of any provision of this Note or of any of the other Loan Documents, shall modify, waive, extend, change, discharge, terminate or affect the liability of Borrower and any others that may at any time be liable for the payment of this Note or the performance of any covenants contained in any of the Loan Documents.

17.

Governing Law.  The governing law and related provisions set forth in Section 10.3 of the Loan Agreement are hereby incorporated by reference as if fully set forth herein and shall be deemed fully applicable to Borrower hereunder.

18.	Intentionally Omitted.
19.

Notices.  All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein.

20.

Avoidance of Debt Payments.  To the extent that any payment to Lender and/or any payment or proceeds of any collateral received by Lender in reduction of the Debt is subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, to Borrower (or Borrower’s successor) as a debtor in possession, or to a receiver, creditor, or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then the portion of the Debt intended to have been satisfied by such payment or proceeds shall remain due and payable hereunder, be evidenced by this Note, and shall continue in full force and effect as if such payment or proceeds had never been received by Lender whether or not this Note has been marked “paid” or otherwise cancelled or satisfied and/or has been delivered to Borrower, and in such event Borrower shall be immediately obligated to return the original Note to Lender and any marking of “paid” or other similar marking shall be of no force and effect.

21.

Exculpation.  It is expressly agreed that recourse against Borrower for failure to perform and observe its obligations contained in this Note shall be limited as and to the extent provided in Section 9.3 of the Loan Agreement.

22.

Miscellaneous.  Neither this Note nor any of the terms hereof, including the provisions of this Section, may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought, and the parties hereby:  (a) expressly agree that it shall not be reasonable for any of them to rely on any alleged, non-written amendment to this Note; (b) irrevocably waive any and all right to enforce any alleged, non-written amendment to this Note; and (c) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Note.  This Note may be executed in several counterparts, each of which counterpart shall be deemed an original instrument and all of which together shall constitute a single Note.  The failure of any party hereto to execute this Note, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.  If Borrower consists of more than one person or entity, then the obligations and liabilities of each person or entity shall be joint and several and in such case, the term “Borrower” shall mean individually and collectively, jointly and severally, each Borrower.  As used in this Note, (i) the terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without being limited to,” (ii) any pronoun used herein shall be deemed to cover all genders, and words importing the singular number shall mean and include the plural number, and vice versa, (iii) all captions to the Sections hereof are used for convenience and reference only and in no way define, limit or describe the scope or intent of, or in any way affect, this Note, (iv) no inference in favor of, or against, Lender or Borrower shall be drawn from the fact that such party has drafted any portion hereof or any other Loan Document, (v) the words “Lender” and “Borrower” shall include their respective successors (including, in the case of Borrower, any subsequent owner or owners of the Property or any part thereof or any interest therein and Borrower in its capacity as debtor-in-possession after the commencement of any bankruptcy proceeding), assigns, heirs, personal representatives, executors and administrators, (vi) the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or,” (vii) the words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Note refer to this Note as a whole and not to any particular provision or section of this Note, (viii) an Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by Lender or cured, as determined by Lender in its reasonable discretion; and (ix) references to “the Property or any portion thereof” and words of similar import shall be deemed to refer, as applicable, to any portion of the Property taken as a whole (including any Individual Property) and any portion of any Individual Property.  Wherever Lender’s judgment, consent, approval or discretion is required under this Note or Lender shall have an option, election, or right of determination or any other power to decide any other matter relating to the terms of this Note, including any right to determine that something is satisfactory or not (“Decision Power”), such Decision Power shall be exercised in the sole and absolute discretion of Lender except as may be otherwise expressly and specifically provided herein.  Such Decision Power and each other power granted to Lender under this Note or any other Loan Document may be exercised by Lender or by any authorized agent of Lender (including any servicer and/or attorney-in-fact), and Borrower hereby expressly agrees to recognize the exercise of such Decision Power by such authorized agent.  In the event of a conflict between or among the terms, covenants, conditions or provisions of the Loan Documents, the term(s), covenant(s), condition(s) and/or provision(s) that Lender may elect to enforce from time to time so as to enlarge the interest of Lender in its security, afford Lender the maximum financial benefits or security for the Debt, and/or provide Lender the maximum assurance of payment of the Debt in full shall control.  BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS BEEN PROVIDED WITH SUFFICIENT AND NECESSARY TIME AND OPPORTUNITY TO REVIEW THE TERMS OF THIS NOTE, THE SECURITY INSTRUMENT, AND EACH OF THE LOAN DOCUMENTS, WITH ANY AND ALL COUNSEL IT DEEMS APPROPRIATE, AND THAT NO INFERENCE IN FAVOR OF, OR AGAINST, LENDER OR BORROWER SHALL BE DRAWN FROM THE FACT THAT EITHER SUCH PARTY HAS DRAFTED ANY PORTION HEREOF, OR THE SECURITY INSTRUMENT, OR ANY OF THE LOAN DOCUMENTS.

23.

Waiver of Counterclaim and Jury Trial.  BORROWER HEREBY KNOWINGLY WAIVES THE RIGHT TO ASSERT ANY COUNTERCLAIM, OTHER THAN A COMPULSORY COUNTERCLAIM, IN ANY ACTION OR PROCEEDING BROUGHT AGAINST BORROWER BY LENDER OR ITS AGENTS.  ADDITIONALLY, TO THE EXTENT NOW OR HEREAFTER PERMITTED BY APPLICABLE LAW, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE

ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE LOAN, THIS NOTE, THE SECURITY INSTRUMENT, OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN), OR ACTION OF BORROWER OR LENDER.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER’S MAKING OF THE LOAN.

24.

Local Law Provisions.  In the event of any inconsistencies between the terms and conditions of this Section and any other terms and conditions of this Note, the terms and conditions of this Section shall be binding.

(a)Florida documentary stamp taxes have been paid upon recording of the Florida mortgages securing this Note.

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Intending to be fully bound, Borrower has executed this Note effective as of the day and year first above written.

BORROWER:

SST IV 1610 JIM JOHNSON RD, LLC,

SST IV 1401 N MERIDIAN AVE, LLC,

SST IV 2555 W CENTENNIAL PKWY, LLC,

SST IV 8020 LAS VEGAS BLVD S, LLC,

SST IV 3167 VAN BUREN BLVD, LLC,

SST IV 3730 EMMETT F LOWRY EXPY, LLC, and

SST IV 1105 NE INDUSTRIAL BLVD, LLC,

each a Delaware limited liability company

By:Strategic Storage Trust IV, Inc.,

a Maryland corporation,

Manager of each such limited liability company

By: /s/ H. Michael Schwartz

H. Michael Schwartz, Chief Executive Officer

Signature Page to Promissory Note